GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103
                            (215) 988-7800 telephone

                                                           Terrance James Reilly
                                                               Tel. 215.988.7815
                                                                Fax 215.988.7801
                                                              Reillyte@gtlaw.com


September 20, 2005

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549



      Re:  Hillview Investment Trust II
           SEC File Nos. 333-34806/811-09901

Ladies and Gentlemen:

     On behalf of Hillview Investment Trust II (the "Trust"), attached herewith for filing pursuant to paragraph (a) of Rule 20a-1 under the Investment Company Act of 1940, as amended (the "1940 Act") and pursuant to the requirements of Rule 14a-6(a) under the Securities Exchange Act of 1934, is a preliminary copy of the proxy statement, notice of meeting and form of proxy to be furnished to shareholders of the REMS Real Estate Value - Opportunity Fund in connection with a Special Meeting of Shareholders to be held on November 17, 2005 (the "Special Meeting"). The definitive proxy materials will be sent to shareholders on or about September 30, 2005.

     The Trust presently offers three series of shares. The matters discussed in these proxy materials only apply to one of the series, the REMS Real Estate Value - Opportunity Fund (the "Hillview Fund").

     At the Special Meeting, shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan of Reorganization") providing for: (a) the transfer of all of the assets and liabilities of the Hillview Fund to the REMS Real Estate Value - Opportunity Fund (the "World Fund"), a corresponding series of The World Funds, Inc., another open-end management investment company registered under the 1940 Act, in exchange for shares of the World Fund; and (b) the distribution of such shares of the World Fund to the shareholders of the Hillview Fund in complete liquidation of the Hillview Fund.

     The proposed reorganization is designed to be a "shell reorganization" as described in Rule 145 under the Securities Act of 1933, as amended. The World Fund is a newly created corresponding shell with no, or nominal assets and liabilities, and no operating history, prior to the reorganization. The World Fund intends to acquire substantially all of the assets and assume substantially all of the liabilities and obligations of the Hillview Fund. However, the World Fund will not be assuming the redemption credits of the Hillview Fund or the Trust. The World Fund is substantially the same as the Hillview Fund, including the same investment objective, policies, limitations, and investment adviser.

     The Hillview Fund also may transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Questions concerning these proxy materials may be directed to Terrance James Reilly at (215) 988-7815, or in his absence, Steven M. Felsenstein at
(215) 988-7837.

                                Very truly yours,

                               /s/ Terrance James Reilly
                              ---------------------------
                                   Terrance James Reilly



cc:   Joseph A. Bracken
      Nelson M. Burr
      Marticha L. Cary
      Laura A. Corsell
      Steven M. Felsenstein
      John Pasco, III


Enclosures

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No._____)


|X| Filed by the Registrant                               |_|   Filed by a
Party other than the Registrant

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                    HILLVIEW INVESTMENT TRUST II
--------------------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)Title of each class of securities to which transaction
      applies:
--------------------------------------------------------------------------------
    2)Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    4)Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    5)Total fee paid:
--------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)Amount Previously Paid:
--------------------------------------------------------------------------------
    2)Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    3)Filing Party:
--------------------------------------------------------------------------------
    4)Date Filed:

                          HILLVIEW INVESTMENT TRUST II
                             700 The Times Building
                                 Suburban Square
                           Ardmore, Pennsylvania 19003
                                (800) 660 - 9418

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE

                   REMS REAL ESTATE VALUE - OPPORTUNITY FUND

                          To be held November 17, 2005

To the Shareholders of the REMS Real Estate Value - Opportunity  Fund:

      Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the REMS Real Estate Value - Opportunity Fund (the "Hillview Fund"), a series of shares of Hillview Investment Trust II (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), will be held at 10:00 a.m. (Eastern time), on November 17, 2005, at the offices of the Trust, 700 The Times Building, Suburban Square, Ardmore, Pennsylvania 19003, for the following purpose:

      1. To consider and vote on a proposal to approve an Agreement and Plan of Reorganization (the "Plan of Reorganization") providing for: (a) the transfer of all of the assets and liabilities of the Hillview Fund to the REMS Real Estate Value - Opportunity Fund (the "World Fund"), a corresponding series of The World Funds, Inc., another open-end management investment company registered under the 1940 Act, in exchange for shares of the World Fund; and (b) the distribution of such shares of the World Fund to the shareholders of the Hillview Fund in complete liquidation of the Hillview Fund.

      The Trust, on behalf of the Hillview Fund, may also transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      Information concerning the proposal is provided in the Proxy Statement attached to this Notice. A copy of the Plan of Reorganization is attached to the Proxy Statement as Appendix A.

      Shareholders of record at the close of business on September ___, 2005 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

      As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting. You can do this by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage pre-paid envelope. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Trust at the address shown above, by submission of a subsequent proxy or by attendance at the Special Meeting and voting in person.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

                               By Order of the Board of Trustees,

September ___, 2005
Ardmore, Pennsylvania               Lisa Ploschke, Secretary

                          HILLVIEW INVESTMENT TRUST II
                             700 The Times Building
                                 Suburban Square
                           Ardmore, Pennsylvania 19003
                                (800) 660 - 9418

------------------------------------------------------------------------------

                                 PROXY STATEMENT

------------------------------------------------------------------------------

                                                       September ___, 2005

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Hillview Investment Trust II (the "Trust"). The proxies will be voted at the Special Meeting of Shareholders or at any postponement or adjournment(s) thereof (the "Special Meeting") of the REMS Real Estate Value - Opportunity Fund (the "Hillview Fund"), a series of shares of the Trust. The Special Meeting will be held at 10:00 a.m. (Eastern time), on November 17, 2005, at the offices of the Trust, 700 The Times Building, Suburban Square, Ardmore, Pennsylvania 19003, for the purposes set forth in the accompanying Notice of Special Meeting.

      The Trust presently offers three series of shares. The matters discussed in this Proxy Statement only apply to one of the series, the Hillview Fund.

      It is expected that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy will be first mailed to shareholders on or about September ___, 2005.

      If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon. The Board of Trustees of the Trust unanimously recommends a vote FOR the Agreement and Plan of Reorganization. If no instructions are specified on the proxy, shares will be voted FOR Proposal No. 1, and according to the best judgment of the proxy holders on all other matters. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Trust at the address shown above, by submission of a subsequent proxy or by attendance at the Special Meeting and voting in person.

      At the close of business on the record date, September ___, 2005, there were shares of the Hillview Fund outstanding, constituting all of the Hillview Fund's outstanding voting securities. Each shareholder is entitled to one full vote for each full share and a proportionate vote for each fractional share of the Hillview Fund held as of the record date.

      Proxies will be solicited primarily by mailing this Proxy Statement, but proxies may also be solicited through further mailings or telephone calls by officers of the Trust or by employees of Hillview Capital Advisors, LLC (the "Manager"), the investment manager of the Trust, and Real Estate Management Services Group, LLC ("REMS"), the investment adviser of the Hillview Fund, none of whom will receive any compensation from the Hillview Fund for these activities. It is anticipated that banks, brokerage houses, and other custodians may be requested to forward this material to the beneficial owners of shares of the Hillview Fund to obtain authorization to execute proxies. REMS will pay all of the costs of the Special Meeting, including the costs of preparing this Proxy Statement and its enclosures and soliciting proxies. None of these costs will be borne by the Hillview Fund.

      The Hillview Fund prepares and mails to its shareholders financial reports on a semi-annual basis. The Hillview Fund will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders dated June 30, 2005, containing its audited financial statements. Requests for such Annual Report should be directed to the Trust at 700 The Times Building, Suburban Square, Ardmore, Pennsylvania 19003, or by calling, toll free, 800-660-9418.

YOUR VOTE IS IMPORTANT. PLEASE CALL (800) 660 - 9418 IF YOU HAVE ANY QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL OR IN PERSON.

     PROPOSAL NO. 1: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION.

Introduction.

      The Board of Trustees of the Hillview Investment Trust II (the "Trust") has unanimously approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan of Reorganization") dated September ___, 2005 between the Trust and The World Funds, Inc. (the Company). The Plan of Reorganization is attached to this Proxy Statement as Appendix A.

      The Plan of Reorganization provides for: (a) the transfer of all of the assets and liabilities of the REMS Real Estate Value - Opportunity Fund (the "Hillview Fund"), a series of shares offered by the Trust, to the REMS Real Estate Value - Opportunity Fund (the "World Fund"), a corresponding series of the Company, another open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in exchange for shares of the World Fund; and (b) the distribution of such shares of the World Fund to the shareholders of the Hillview Fund in connection with its liquidation.

      Upon completion of the reorganization, each shareholder of the World Fund will be the owner of full and fractional shares of common stock equal in number and aggregate net asset value and of the same class as its shares of the Hillview Fund as of the date of the reorganization. Following the reorganization, the World Fund will carry on the business of the Hillview Fund.

      The reorganization will be accomplished on a tax-free basis and the dollar value and number of shares of each shareholder's investment will not change.

      The World Fund is a new series of the Company that has been created solely for the purpose of this transaction. Except as discussed below with respect to certain service providers and expenses, the World Fund is substantially identical to the Hillview Fund. The World Fund will have the same investment adviser, and investment objective, policies, strategies and limitations as the Hillview Fund. The shares of the World Fund will have a slightly different fee and expense structure than the shares of the Hillview Fund; however, for at least the first year after the reorganization, the total expenses of the World Fund, after fee waivers and reimbursements, are expected to be lower than the current fees and expenses of the Hillview Fund.

Background and Reasons.

      The Trust currently offers three series of shares: the Hillview Alpha Fund, the Hillview International Alpha Fund and the REMS Real Estate Value - Opportunity Fund (collectively, the "Funds"). This Special Meeting only applies to the shareholders of the REMS Real Estate Value - Opportunity Fund. Hillview Capital Advisors, LLC (the "Manager") serves as the investment manager to each the Funds. Real Estate Management Services Group, LLC ("REMS") serves as the investment adviser to the Hillview Fund only.

      At a special meeting of the Board of Trustees of the Trust held on August ___, 2005, the Manager recommended that the trustees consider and approve a proposal to liquidate and dissolve the Hillview Alpha Fund and the Hillview International Alpha Fund pursuant to a Plan of Liquidation and Dissolution. This Plan of Liquidation and Dissolution was approved by the Board of Trustees, and those Funds are expected to be liquidated and dissolved by the end of November, 2005. The Trust would then consist of one series, the Hillview Fund. The Manager has informed the Board of Trustees that there are no current plans to organize additional series of shares of the Trust. Accordingly, the Hillview Fund would become uneconomic to operate on its own.

      At a meeting of the Board of Trustees of the Trust held in August, 2005, REMS recommended to the Board of Trustees of the Trust that the Hillview Fund be reorganized into a separate series of the Company. The World Fund is a newly created series and is substantially the same as the Hillview Fund. This recommendation was made for economic reasons. The reorganization would save the Hillview Fund from the costs and expenses of maintaining the Trust as its sole series of shares. For example, currently certain fees that are not directly attributable to any particular Fund of the Trust, such as trustees' fees, board meeting fees and expenses, legal and other administrative fees, etc., may be spread over all of the Funds. After the liquidation of the Hillview Alpha Fund and the Hillview International Alpha Fund, the Hillview Fund, as the only remaining series of the Trust, would be required to bear these fees and expenses by itself. The Company currently offers nine series of shares, one of which is the World Fund. If the reorganization is consummated, the World Fund would be one of nine series and these types of expenses could be allocated over all of the nine series of the Company.

      Another economic reason involves the current expense ratio for the Hillview Fund. The World Fund is expected to have lower fees and expenses than the Hillview Fund because it shall no longer bear the cost of the Manager's fees and because REMS has agreed to enter into an expense limitation agreement with the Company whereby it would waive fees and/or reimburse expenses so that the total net expenses of the World Fund would not exceed 1.50% of the World Fund's average net assets. Such expense limitation agreement would run for one year from the closing date of the reorganization (currently expected to be November ___, 2005).

      This 1.50% expense limitation commitment will not include the expenses associated with dividends on securities which the World Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing a fund's unrealized gain or reducing a fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase a fund's total expense ratio, although no cash is received or paid by the fund. The amount of short-sale dividends was 0.73% of the Hillview Fund's average net assets for the most recent fiscal year ended June 30, 2005.

      For its most recent fiscal year ended June 30, 2005, the Hillview Fund's total net expenses after fee waivers and/or reimbursements was 2.00% (excluding the expenses associated with short-sale dividends).

Summary of the Plan of Reorganization.

      The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the Plan of Reorganization, which is attached to this Proxy Statement as Appendix A.

      The World Fund will initially have only nominal assets. On the closing date of the reorganization (the "Closing Date"), the Hillview Fund will transfer all of its assets to the World Fund in exchange for the assumption by the World Fund of all the liabilities of the Hillview Fund and the issuance to the Hillview Fund of shares of common stock of the World Fund equal to the value (as determined by using the procedures in the current Hillview Fund prospectus) on the date of the exchange of the Hillview Fund's net assets. Immediately thereafter, the Hillview Fund will liquidate and distribute the shares of common stock to the Hillview Fund's shareholder accounts pro-rata in proportion to the Hillview Fund shareholder's interest in the Hillview Fund in exchange for such shares. In these exchanges, the Hillview Fund will distribute, and holders of Hillview Fund shares will receive, the same number of shares of common stock. No certificates evidencing full or fractional shares of common stock of the World Fund will be issued. Upon completion of the reorganization, each Hillview Fund shareholder will be the owner of full and fractional shares of common stock equivalent in number and aggregate net asset value to the shareholder's Hillview Fund shares immediately before the reorganization.

      Assuming the Plan of Reorganization is approved, it is currently contemplated that the reorganization will become effective by November ___, 2005, or as soon thereafter as possible.

      If, at any time before the Closing Date of the reorganization, the Board of Trustees of the Trust determines that it would not be in the best interest of the Trust or the shareholders to proceed with the reorganization, the reorganization will not go forward, notwithstanding the approval of the reorganization by the shareholders at this Special Meeting. The Trust and the Company may at any time waive compliance with any of the conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of the Hillview Fund's shareholders.

Expenses of the Reorganization.

      REMS will bear the expenses of this Special Meeting and of the reorganization.

Tax Consequences of the Reorganization.

      It is a condition to the consummation of the reorganization that the Trust and the Company receive on or before the Closing Date an opinion from Greenberg Traurig, LLP, counsel to the Company, substantially to the effect that, among other things, for federal income tax purposes, the reorganization will constitute a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by the Hillview Fund, the World Fund, and the shareholders of the Hillview Fund upon: (i) the transfer of the Hillview Fund's assets to the corresponding World Fund in exchange solely for such shares of common stock and the assumption by the World Fund of the Hillview Fund's liabilities; or (ii) the distribution in liquidation by the Hillview Fund of such shares of common stock to the Hillview Fund shareholders in exchange for their shares. The opinion will further provide, among other things, that in counsel's view: (i) the tax basis of the shares of common stock to be received by the Hillview Fund's shareholder will be the same as that of his or her current shares surrendered in exchange therefore; and (ii) the Hillview Fund shareholder's tax holding period for his or her shares of common stock will include such shareholder's tax holding period for the Hillview Fund shares surrendered in exchange therefore, provided that the Hillview Fund shares were held as capital assets on the date of the exchange.

Comparison of the Hillview Fund and the World Fund.

         Investment Objectives and Policies. The World Fund is a newly organized shell portfolio of the Company that has been specifically created for the purpose of the reorganization. Following the reorganization, the World Fund will carry on the business of the Hillview Fund. The World Fund will have the same investment objective, policies and limitations as the Hillview Fund.

      Expenses. It is projected that the total operating expense ratio for shares of the World Fund, after fee waivers and/or expense reimbursements, will be significantly lower than the total operating expense ratio for shares of the Hillview Fund for the first year after the reorganization. This projected lower expense ratio is expected to occur because REMS has agreed to enter into an expense limitation agreement with the Company whereby it would waive fees and/or reimburse expenses so that the total net expenses of the World Fund would not exceed 1.50% of the World Fund's average net assets (not including brokerage commissions, taxes, interest, short-sale dividends, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business). Such expense limitation agreement would run for one year from the closing date of the reorganization (currently expected to be November ___, 2005). There can be no assurance that REMS will continue the expense limitation agreement past November ___, 2006. Detailed pro forma expense information based upon the Hillview Fund's expenses for its most recent fiscal year ended June 30, 2005 and projected pro forma expenses for the World Fund are presented in the table below.

                             Comparative Fee Tables

                                  Hillview Fund

                                   World Fund


                                                Hillview Fund   World Fund
                                                Current Fees    Projected Fees
                                                and Expenses    and Expenses
                                                -------------   ---------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) ........None            None
  Maximum Sales Load Imposed on
     Reinvested Dividends..........             None            None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)..  None            None
  Redemption Fees..........................     None            2.00%(1)
  Exchange Fee................................. None            None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)..........    1.25%(2)        1.00%
  Distribution (12b-1) Fees..................   None            None
  Other Expenses (3)(4)....................     2.04%           1.23%
                                               -------         -------
TOTAL FUND OPERATING EXPENSES
     (BEFORE WAIVERS)(4).............           3.29%           2.23%

FEE WAIVER AND/OR EXPENSE REIMBURSEMENT......   0.56%(5)        -- (6)
                                                -------        -------

TOTAL FUND OPERATING EXPENSES (AFTER WAIVERS).. 2.73%(5)        2.23%(6)
                                                =======        =======


(1) Effective November ___, 2005, a 2.00% redemption fee shall be imposed on any shares redeemed within 7 days of their initial purchase. This redemption fee shall apply to all shareholders and accounts, but only on the purchase of shares made after November ___, 2005. This redemption fee shall equal 2.00% of the amount being redeemed. In determining any redemption fee, the shares held the longest in the account shall be considered redeemed first. Any redemption fees shall be credited to the World Fund. This redemption fee is being imposed to prevent short-term trading and to offset transaction and other costs associated with short-term trading.

(2) This fee is comprised of the Manager's investment management fee of 0.25% and REMS' investment advisory fee of 1.00%.

(3) "Other Expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for each fund.

(4) "Other Expenses" and "Total Fund Operating Expenses (Before Waivers)" include dividends on securities which the fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing the fund's unrealized gain or reducing the fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the fund's total expense ratio, although no cash is received or paid by the fund. The amount of short-sale dividends was 0.73% of average net assets for the most recent fiscal year.

(5) REMS contractually agreed to reimburse the Hillview Fund to limit the expenses of the fund so that "Total Fund Operating Expenses (After Waivers)" (not including brokerage commissions, taxes, interest, short-sale dividends and extraordinary expenses) would not exceed 2.00% of the Hillview Fund's average annual assets through October 31, 2005. REMS may be reimbursed the amount of any such payments in the future provided that payments are reimbursed within three years of the payment being made.


(6) REMS has contractually agreed to waive fees or reimburse expenses until November ___, 2006, so that the ratio of "Total Fund Operating Expenses (After Waivers)" for the World Fund's Shares is limited to 1.50%. "Total Fund Operating Expenses (After Waivers)" do not include brokerage commissions, taxes, interest, short-sale dividends, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. REMS will be entitled to the reimbursement of fees waived or expenses reimbursed by REMS to the World Fund. The total amount of reimbursement recoverable by REMS is the sum of all fees previously waived or reimbursed by REMS to the World Fund during any of the previous three
      (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

EXAMPLE:*

      You would pay the following expenses on a $10,000 investment, assuming (1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                           CURRENT FEES          PROJECTED FEES
                                           AND   EXPENSES        AND EXPENSES
                                           --------------        ---------------

1 year.....................................$  309                $  247
3 years....................................$  991                $  717
5 years....................................$1,697                $1,214
10 years...................................$3,570                $2,581


* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

      Investment Adviser. Real Estate Management Services Group, LLC ("REMS") currently serves as the investment adviser to the Hillview Fund and will serve as the investment adviser to the World Fund. The investment advisory agreement between REMS and the Company, on behalf of the World Fund, is substantially the same as the current investment advisory agreement between the REMS and the Trust, on behalf of the Hillview Fund. The investment advisory fee and the services provided by REMS will not change as a result of the reorganization; except that, REMS has voluntarily decided to enter into the expense limitation agreement described above. This expense limitation agreement will run for one year from the closing of the reorganization.

      Hillview Capital Advisors, LLC (the "Manager") currently serves as the investment manager to the Hillview Fund. The Manager and its employees will not be involved with the management of the World Fund. Most of the services currently provided by the Manager will be performed by the World Fund's administrator.

      Other Service Providers. The Trust and the Company have different service providers. Upon completion of the reorganization, the Company will continue to engage its existing service providers. In all cases, the types of services provided to the Hillview Fund and the World Fund under these service agreements are substantially similar. The following describes the service providers to the Hillview Fund and the World Fund:

----------------------------------------------------------------------
        Service             Hillview Fund            World Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Administrator:          PFPC Inc.              Commonwealth
                                               Shareholder Services,
                                               Inc.
----------------------------------------------------------------------
----------------------------------------------------------------------
Distributor:            PFPC Distributors,     First Dominion
                        Inc.                   Capital Corp.
----------------------------------------------------------------------
----------------------------------------------------------------------
Transfer Agent:         PFPC Inc.              Fund Services, Inc.
----------------------------------------------------------------------
----------------------------------------------------------------------
Fund Accounting Agent:  PFPC Inc.              Commonwealth Fund
                                               Accounting, Inc.
----------------------------------------------------------------------
----------------------------------------------------------------------
Custodian:              PFPC Trust Company     UMB Bank, N.A.
----------------------------------------------------------------------

      John Pasco, III, a director and the Chairman of the Board of the Company, is also the owner of Commonwealth Shareholder Services, Inc., First Dominion Capital Corp., Commonwealth Fund Accounting, Inc. and Fund Services, Inc. Accordingly, Mr. Pasco could benefit from the change in service providers that will occur as a result of the reorganization.

      As administrator, Commonwealth Shareholder Services, Inc. receives an asset-based fee, computed daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the World Fund (which includes regulatory matters, backup of the pricing of shares of the World Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with World Fund accounting). Commonwealth Shareholder Services, Inc. also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

      As distributor, First Dominion Capital Corp. does not receive any compensation from the World Fund.

      For its services as transfer agent, Fund Services, Inc. receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

      For its services as fund accounting agent, Commonwealth Fund Accounting, Inc. receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the World Fund, against a minimum fee plus out-of-pocket expenses.

      Independent Registered Public Accounting Firm. Deloitte & Touche LLP are presently the independent registered public accountants for the Trust and the Hillview Fund. Tait, Weller & Baker are the independent registered public accountants for the Company. Tait, Weller and Baker will become the independent registered public accountants for the World Fund after the reorganization. In the reorganization, the World Fund will assume the performance and financial history of the Hillview Fund. The Hillview Fund and the World Fund have the same fiscal year end of June 30.

      Continuation of Shareholder Accounts. The transfer agent for the World Fund will establish accounts for all Hillview Fund shareholders containing the appropriate number and shares of common stock to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Hillview Fund for each shareholder.

      The Company currently offers nine series of shares, one of which is the World Fund. After the reorganization, a shareholder in the World Fund may exchange all or a portion of his or her shares in the World Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund being exchanged into are registered for sale in the shareholder's state of residence. The Trust currently has no exchange privilege. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. A shareholder won't pay a front end or deferred sales charge on an exchange; however, when he or she sells the shares acquired in an exchange, a redemption fee or deferred sales charge may be imposed based upon the date the original shares were acquired. In determining such a redemption fee or deferred sales charge, the Company will include the period such shares were held prior to the reorganization.

      Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the exchange privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the World Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if it has received or anticipates simultaneous orders affecting significant portions of the World Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the exchange privilege at any time.

      Distribution Arrangements. The purchase and redemption procedures for the Hillview Fund and the World Fund are substantially the same. Both funds offer one class of shares. There is no front-end sales charge or contingent deferred sales charge applicable to either fund. There are no distribution (i.e., 12b-1) fees or shareholder servicing fees applicable to either fund.

      Shares of both the Hillview Fund and the World Fund are offered through financial supermarkets, advisers and consultants and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in the funds' prospectuses. For example, third parties may charge transaction fees or set different minimum investment amounts.

      The minimum initial investment for shares of the Hillview Fund and the World Fund is $50,000. Subsequent investments must be in amounts of $5,000 or more.

      One difference between the funds is that shares of the World Fund will be subject to a redemption fee. A 2.00% redemption fee shall be imposed on any shares redeemed within 7 days of their initial purchase. This redemption fee shall apply to all shareholders and accounts, but shall only apply to shares purchased after November ___, 2005. The redemption fee shall not apply towards shares purchased with the reinvestment of dividends nor shall it apply to exchanges between the various funds of the Company. The redemption fee shall equal 2.00% of the redemption proceeds. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first. Redemption fees shall be retained by the World Fund. This redemption fee is meant to prevent short-term trading in the World Fund and to offset any transaction and other costs associated with short-term trading. The Hillview Fund does not currently have any redemption fee.

      Dividends, Distributions and Taxes. The dividends and distributions policy of each fund is identical. In addition, the tax issues involved with purchasing, holding and redeeming a share of either fund are identical.

      Comparison of Corporate Structure. The Trust is a Delaware business trust. The Company is a Maryland corporation. Delaware business trusts issue shares of beneficial interest and Maryland corporations issue shares of common stock. Although the rights of a shareholder of a Delaware business trust vary in certain respects from the rights of a shareholder of a Maryland corporation, the attributes of a share of beneficial interest in the Hillview Fund are substantially the same as those of a share of common stock in the World Fund. The shares of the Trust and the Company generally have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions.

Board of Trustees' Evaluation and Recommendation.

      The Board of Trustees of the Trust considered the proposed reorganization at meetings held in August and September of 2005. At those meetings, the Board of Trustees was informed with respect to the pending liquidation of the other portfolios of the Trust, the economic impact that such liquidation would be likely to have on the Hillview Fund and the fact that the primary investment adviser of the two liquidating portfolios had no present intention of organizing any additional series. The Board of Trustees also considered the terms and conditions of the Plan of Reorganization, including the fact that, immediately following the consummation of the reorganization, the value of a shareholder's investment in the World Fund would be equal to the value of such shareholders investment in the Hillview Fund and the fact that the transaction would not result in any capital gain or loss to shareholders. The Board also considered representations of REMS and the Manager to the effect that the reorganization would likely provide certain economic advantages (including economies of scale and lower administrative fees), pro forma financial information supporting such representations and the fact that both REMS and the Manager recommended that the Board approve the Plan of Reorganization. The Board of Trustees also considered information about the Company and the World Fund, including the fact that the World Fund would have the same investment objective, policies, strategies and restrictions as the Hillview Fund and that the World Fund would have the same investment adviser and investment advisory fee as the Hillview Fund. The Board of Trustees also considered REMS' commitment to bear the expenses associated with this Special Meeting and the reorganization, the fact that the reorganization would be a tax-free transaction, and the fact that the interests of the shareholders would not be diluted as a result of the reorganization. Finally, the Board of Trustees considered, to the extent they deemed appropriate under all of the facts and circumstances of the Trust, information about the World Fund. The Board concluded that the reorganization was reasonably designed to ensure continuity in the operation of the Hillview Fund and consummation of the reorganization in accordance with the Plan of Reorganization would be consistent with the best interests of the Hillview Fund and its shareholders.

      The Board of Trustees has not determined what actions it will take in the event the shareholders of the Hillview Fund do not approve the Plan of Reorganization or for any reason the reorganization is not consummated. In either such event, the Board of Trustees may consider leaving the Hillview Fund as is, or it may consider alternative dispositions of its assets, including the sale of assets to, or merger with, another investment company, or the possible liquidation of the Hillview Fund.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE HILLVIEW FUND APPROVE THE PLAN OF REORGANIZATION.

      At a meeting held on August ___, 2005, the Board of Directors of the Company considered the proposed Plan of Reorganization and the transactions contemplated thereunder. Based upon their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Directors of the Company unanimously approved the adoption of the Plan of Reorganization and determined that the reorganization: (i) is in the best interest of the World Fund; and (ii) will not result in dilution of the interests of the existing shareholders of the Company.

                                 OTHER MATTERS

      No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons names in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Hillview Fund.

         VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

      A quorum for the transaction of business at the Special Meeting is constituted with respect to the Hillview Fund by the presence in person or by proxy of the holders of one third of the outstanding shares of the Hillview Fund entitled to vote at the Special Meeting on the proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

      Approval of the Plan of Reorganization in Proposal No. 1 requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Hillview Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Hillview Fund.

      Abstentions do not constitute a vote "for" or "against" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of the Plan of Reorganization requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against the proposal.

      If the Hillview Fund has not received enough votes by the time of the Special Meeting to approve the Plan of Reorganization, the persons named as proxies may propose that the Special Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Hillview Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Plan of Reorganization. They will vote against any such adjournment, any proxy that directs them to vote against the Plan of Reorganization. They will not vote any proxy that directs them to abstain from voting on the Plan of Reorganization. Broker non-votes will be counted as a vote against adjournment where the required vote is a percentage of the shares present or outstanding.

                             ADDITIONAL INFORMATION

Other Service Providers.

      The Hillview Fund's investment manager is Hillview Capital Advisors, LLC, located at 700 The Times Building, Suburban Square, Ardmore, Pennsylvania 19003. The Hillview Fund's investment adviser is Real Estate Management Services Group, LLC, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102. The Hillview Fund's administrator is PFPC Inc., and its principal underwriter is PFPC Distributors, Inc., each of which is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

      REMS will continue to serve as the investment adviser to the World Fund. The World Fund's administrator is Commonwealth Shareholder Services, Inc., and its principal underwriter is First Dominion Capital Corp., each of which is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Security Ownership of Certain Beneficial Owners.

      The following table provides certain information as of September ___, 2005, the record date for the Special Meeting, with respect to those persons known to the Hillview Fund to be the beneficial owners of more than 5% of the outstanding shares of the Hillview Fund:

----------------------------------------------------------------------
                        Number of Shares
Names and Addresses     Beneficially Owned     Percent of Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
SEI Private Trust Co.
c/o Sun Trust
One Freedom Valley
Drive
Oaks, PA  19456
----------------------------------------------------------------------
----------------------------------------------------------------------
Independence Trust Co.
P. O. Box 682188
Franklin, TN
37068-2188
----------------------------------------------------------------------
----------------------------------------------------------------------
Charles Schwab & Co.,
Inc.
Special Custody Account
FBO Customers
Attn.: Mutual Funds
101 Montgomery Street
San Francisco, CA
94104
----------------------------------------------------------------------
----------------------------------------------------------------------
National Financial
Services LLC
FBO Our Customers
200 Liberty Street
One World Financial
Center
Attn.: Mutual Funds,
5th Floor
New York, NY  10281

----------------------------------------------------------------------
----------------------------------------------------------------------
First Union National
Bank Trust
Mutual Funds Nc 1151
1525 W W T Harris Blvd.
Charlotte, NC
28288-1151
----------------------------------------------------------------------

----------------------------------------------------------------------
                        Number of Shares
Names and Addresses     Beneficially Owned     Percent of Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
SEI Private Trust
Company
c/o Commerce Wealth
Advisors
Attn.: Mutual Funds
Administrator
One Freedom Valley
Drive
Oaks, PA  19456

----------------------------------------------------------------------
----------------------------------------------------------------------
Firstoak & Co.
Attn.: Anita Lantz
P. O. Box 557
Oakland, MD  21550

----------------------------------------------------------------------

Security Ownership of Management.

      As of September ___, 2005, the record date for the Special Meeting, the trustees and officers as a group owned less than 1% of the outstanding shares of the Hillview Fund.

                              SHAREHOLDER PROPOSALS

      Neither the Trust nor the Company holds annual or regular meetings of shareholders. If the Plan of Reorganization is approved, the Trust shall de-register under the 1940 Act and dissolve under state law as soon as practicable after the Closing Date of the reorganization. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Company should send their written proposals to the Secretary of the Company, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Dated September ___, 2005

                                                                      APPENDIX A



                      AGREEMENT AND PLAN OF REORGANIZATION



                                 BY AND BETWEEN



                              THE WORLD FUNDS, INC.

                                       and

                          HILLVIEW INVESTMENT TRUST II


                            Dated September ___, 2005

                                TABLE OF CONTENTS


I.    Transfer of Assets..........................................1
--    -------------------
II.   Liquidating Distribution and Termination of the Trust.......2
---   ------------------------------------------------------
III.  Valuation Time..............................................2
----  ----------------------------------------------------------------
IV.   Certain Representations, Warranties and Agreements of the Trust.  2
---   ----------------------------------------------------------------
V.    Certain Representations, Warranties and Agreements of the Company.4
--    ------------------------------------------------------------------
VI.   Shareholder Action on Behalf of the Acquired Fund...........5
---   --------------------------------------------------
VII.  Proxy Statement.............................................6
----  ----------------
VIII. Effective Time of the Reorganization........................6
----- -------------------------------------
IX.   The Company's Conditions....................................6
---   -------------------------
X.    The Trust's Conditions......................................9
--    -----------------------
XI.   Tax Documents..............................................11
---   --------------
XII.  Finder's Fees..............................................11
----  --------------
XIII. Announcements..............................................11
----- --------------
XIV.  Further Assurances.........................................11
----  -------------------
XV.   Termination of Representations and Warranties..............11
---   ----------------------------------------------
XVI.  Termination of Agreement...................................11
----  -------------------------
XVII. Amendment and Waiver.......................................12
----- ---------------------
XVIII Governing Law..............................................12
----- --------------
XIX.  Successors and Assigns.....................................12
----  -----------------------
XX.   Beneficiaries..............................................12
---   --------------
XXI.  Limitation of Liability....................................12
----  ------------------------
XXII. Expenses...................................................13
----- ---------
XXIII Entire Agreement...........................................13
----- -----------------
XXIV. Counterparts...............................................13
----- -------------
XXV.  Notices....................................................13
----  --------

                      AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made as of September ___, 2005 between The World Funds, Inc., a Maryland corporation ("the Company") and Hillview Investment Trust II, a Delaware business trust (the "Trust").

      WHEREAS, the parties intend that all of the assets and liabilities of the REMS Real Estate Value - Opportunity Fund (the "Acquired Fund"), an investment portfolio offered by the Trust, be transferred to, and be acquired and assumed by, the REMS Real Estate Value - Opportunity Fund (the "Acquiring Fund"), an investment portfolio offered by the Company, in exchange for shares of common stock of the Acquiring Fund (the "Shares") which shall thereafter be distributed by the Trust to the holders of its shares of beneficial interest in the Acquired Fund, all as described in this Agreement (the "Reorganization"); and

      WHEREAS, the parties intend that the transfer of assets, assumption of liabilities, and distribution of the Shares be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

      NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, and intending to be legally bound hereby, the Company and the Trust agree as follows:

I. Transfer of Assets.

1.01. At the Effective Time of the Reorganization (as defined in Article VIII), all property of every description, and all interests, rights, privileges and powers of the Acquired Fund (such assets, the "Assets") shall be transferred and conveyed by the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume all liabilities, whether accrued, absolute, contingent or otherwise, of the Acquired Fund (the "Liabilities"), so that at and after the Effective Time of the Reorganization: (i) the Assets shall become and be the assets of the Acquiring Fund; and (ii) the Liabilities shall be assumed by the Acquiring Fund. Without limiting the generality of the foregoing, the Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and all deferred or prepaid expenses shown as assets on the books of the Acquired Fund, at the Effective Time of the Reorganization, and all good will, all other intangible property and all financial books and records belonging to the Acquired Fund. Recourse by any person for the Liabilities shall, at and after the Effective Time of the Reorganization, be limited to the Acquiring Fund.

1.02. In exchange for the transfer of the Assets and the assumption of the Liabilities, the Acquiring Fund shall simultaneously issue to the Acquired Fund at the Effective Time of the Reorganization that number of full and fractional (to the third decimal place) Shares of the Acquiring Fund that then have an aggregate net asset value equal to the aggregate net asset value at such time of the outstanding shares of beneficial interest of the Acquired Fund.

1.03. The net asset value of the Shares of the Acquiring Fund shall be computed in the manner set forth in the Acquiring Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of the Assets of the Acquired Fund to be transferred to the Acquiring Fund shall be computed by the Trust and shall be subject to adjustment by the amount, if any, agreed to by the Company and the Trust. In determining the value of the securities transferred by the Acquired Fund to the Acquiring Fund, each security shall be priced in accordance with the pricing policies and procedures of the Acquired Fund as described in its then current prospectus under the 1933 Act. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Trust, provided that such determination shall be subject to the approval of the Company. The Company and the Trust agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time (as defined in Section III), any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquired Fund and those determined in accordance with the pricing policies and procedures of the Acquiring Fund.

II. Liquidating Distribution and Termination of the Trust.

      Immediately after the Effective Time of the Reorganization, the Acquired Fund shall distribute in complete liquidation pro-rata to its shareholders as of the Effective Time of the Reorganization the Shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. In addition, the shareholders of the Acquired Fund shall have the right to receive any unpaid dividends or other distributions payable to them which were declared by the Trust before the Effective Time of the Reorganization. In accordance with instructions it receives from the Trust, the Company shall record on its books the ownership of Shares of the Acquiring Fund by the record shareholders of the Acquired Fund. All of the outstanding shares of the Acquired Fund shall be cancelled on its books at the Effective Time of the Reorganization and shall thereafter represent only the right to receive the Shares of the Acquiring Fund, and the transfer books of the Acquired Fund shall be closed permanently. After the Effective Time of the Reorganization, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration, and dissolution.

III.  Valuation Time.

      The Valuation Time for the Reorganization shall be 4:00 p.m., Eastern time, on such date as may be agreed in writing by the duly authorized officers of the Company and the Trust.

IV. Certain Representations, Warranties and Agreements of the Trust.

      The Trust, on behalf of itself and the Acquired Fund, represents and warrants to, and agrees with, the Company as follows:

(a) It is a Delaware business trust which was duly established and is validly existing and in good standing under the laws of the State of Delaware. It is registered with the U. S. Securities and Exchange Commission (the "SEC") as a open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and such registration is in full force and effect.

(b) It has power to own all of its properties and assets and, subject to the approval of shareholders referred to herein, to carry out and consummate the transactions contemplated hereby, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c) This Agreement has been duly authorized, executed and delivered by the Trust, and is valid and binding on the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditor's rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of the Trust or any agreement or arrangement to which it is a party or by which it is bound.

(d) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under Subtitle A, Chapter 1, Subchapter M, Part I of the Code, as of and since its first taxable year; has been a regulated investment company at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time of the Reorganization.

(e) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Assets due or properly shown to be due on any return filed by the Acquired Fund with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets. At the Effective Time of the Reorganization, all returns and reports of the Acquired Fund respecting Taxes required by law to have been filed by such time shall have been filed.

(f) The financial statements of the Acquired Fund for its fiscal year ended June 30, 2005, audited by Deloitte & Touche LLP, copies of which have been previously furnished to the Company, present fairly the financial position of the Acquired Fund as of June 30, 2005, and the results of its operations and the changes in its net assets for the period then ended, in conformity with generally accepted accounting principles.

(g) At both the Valuation Time and the Effective Time of the Reorganization, there shall be no known liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its outstanding shares.

(h) There are no legal, administrative or other proceedings pending or, to the knowledge of the Trust, threatened against the Trust or the Acquired Fund which could result in liability on the part of the Trust or the Acquired Fund.

(i) Subject to the approval of shareholders referred to herein, at both the Valuation Time and the Effective Time of the Reorganization, the Acquired Fund shall have full right, power and authority to sell, assign, transfer and deliver the Assets and, upon delivery and payment for the Assets as contemplated herein, the Acquiring Fund shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, and state securities laws.

(k) Insofar as the following relates to the Trust, the proxy materials filed with the SEC by the Trust, complying in all material respects with the requirements of the 1934 Act, the 1940 Act, and applicable rules and regulations thereunder, relating to a meeting of the shareholders of the Acquired Fund to be called to consider and act upon the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "Proxy Statement"), on the date of the Proxy Statement, at the time of any shareholder's meeting referred to herein and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(l) All of the issued and outstanding shares of the Acquired Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of the Acquired Fund has any preemptive right of subscription or purchase in respect of such shares.

(m) The Acquired Fund shall not sell or otherwise dispose of any shares of the Acquiring Fund to be received in the transaction contemplated herein, except in distribution to its shareholders as contemplated herein.

V. Certain Representations, Warranties and Agreements of the Company.

      The Company, on behalf of itself and the Acquiring Fund, represents and warrants to, and agrees with, the Trust as follows:

(a) It is a Maryland corporation which was duly organized and is validly existing and in good standing under the laws of the State of Maryland. It is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

(b) It has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c) This Agreement has been duly authorized, executed and delivered by the Company, and is valid and binding on the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditor's rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Company's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

(d) The Acquiring Fund has elected or will elect to qualify as a "regulated investment company" under Subtitle A, Chapter 1, Subchapter M, Part I of the Code, as of and since its first taxable year; and intends to continue to qualify as a regulated investment company.

(e) At both the Valuation Time and the Effective Time of the Reorganization, there shall be no known liabilities of the Acquiring Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its Shares to be issued pursuant to this Agreement.

(f) There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Company or the Acquiring Fund which could result in liability on the part of the Company or the Acquiring Fund.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and state securities laws.

(h) Insofar as the following relates to the Company, with respect to the Proxy Statement, on the date of the Proxy Statement, at the time of any shareholder's meeting referred to herein and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(i) The Shares of the Acquiring Fund to be issued and delivered to the Acquired Fund for the account of record holders of shares of the Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be registered under the 1933 Act and under applicable state securities laws, shall be duly and validly issued, fully paid and non-assessable, and shall have been offered for sale and sold in conformity with all applicable federal and state securities laws and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect thereto.

VI. Shareholder Action on Behalf of the Acquired Fund.

      As soon as practicable after the mailing date of the Proxy Statement, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, the Trust shall hold a meeting of shareholders of the Acquired Fund for the purposes of considering and voting upon:

(a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

(i) The transfer of the Assets to the Acquiring Fund, and the assumption by the Acquiring Fund of the Liabilities, in exchange for Shares of the Acquiring Fund.

(ii) The liquidation of the Acquired Fund through the distribution to its record holders of Shares of the Acquiring Fund as described in this Agreement.

(b) Such other matters as may be determined by the parties hereto.

VII. Proxy Statement.

      The Trust shall file the Proxy Statement under the 1934 Act and the 1940 Act, and such Proxy Statement shall comply in all material respects with the requirements of the 1934 Act, the 1940 Act, and applicable rules and regulations thereunder. Each of the Company and the Trust has cooperated and shall continue to cooperate with the other, and has furnished and shall continue to furnish the other with the information relating to itself that is required by the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the Proxy Statement.

VIII. Effective Time of the Reorganization.

      Delivery of the Assets of the Acquired Fund and the Shares of the Acquiring Fund to be issued pursuant to Article I and the liquidation of the Acquired Fund pursuant to Article II shall occur at the opening of business on the next business day following the Valuation Time, or on such other date, and at such place and time and date, as may be determined by an officer of the Company and the Trust. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Trust shall cause the Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

IX.   The Company's Conditions.

      The obligations of the Company hereunder with respect to the Acquiring Fund shall be subject to the following conditions precedent:

(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by both the Board of Trustees of the Trust and the shareholders of the Acquired Fund, in the manner required by law.

(b) The Trust shall have duly executed and delivered to the Company such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Assets. The Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefore.

(c) All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial condition of the Acquired Fund since June 30, 2005, other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding involving the Trust or the Acquired Fund shall be threatened or pending before any court or governmental agency.

(d) The Company shall have received an opinion of Kirkpatrick & Lockhart LLP, in form reasonably satisfactory to the Company and dated the Effective Time of the Reorganization, substantially to the effect that:

(i) the Trust is a Delaware business trust which was duly established and is validly existing and in good standing under the laws of the State of Delaware;

(ii) this Agreement has been duly authorized, executed and delivered by the Trust and is a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Acquired Fund and its Assets;

(iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-laws of the Trust or any material agreement known to such counsel to which the Trust is a party or by which the Trust is bound; and

(iv) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Company.

(e) The Company shall have received an opinion of Greenberg Traurig, LLP, addressed to the Company and the Trust, in form reasonably satisfactory to them and dated the Effective Time of the Reorganization, substantially to the effect that for federal income tax purposes:

(i) the transfer of the Assets hereunder, and the assumption by the Acquiring Fund of the Liabilities, in exchange for Shares of the Acquiring Fund, and the distribution of said shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and with respect to the reorganization, the Acquired Fund and the Acquiring Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund as a result of such transactions;

(iii) in accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the distribution to them by the Acquired Fund of Shares of the Acquiring Fund in exchange for their shares of the Acquired Fund;

(v) in accordance with Section 358(a)(1) of the Code, the aggregate basis of Shares of the Acquiring Fund received by each holder of shares of the Acquired Fund will be the same as the aggregate basis of the shares of the Acquired Fund held by such holder immediately prior to the Reorganization;

(vi) in accordance with Section 362(b) of the Code, the basis of the Assets to the Acquiring Fund will be the same as the basis of the Assets in the hands of the Acquired Fund immediately prior to the exchange;

(vii) in accordance with Section 1223 of the Code, a shareholder's holding period for Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefore, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(viii) in accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Assets will include the period for which the Assets were held by the Acquired Fund.

(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

(g) No stop order shall have been instituted or, to the knowledge of the Company, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

(h) The Trust shall have delivered or caused to be delivered to the Company each account, book, record or other document of the Acquired Fund which is required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1, 31a-2 and 31a-3 thereunder (regardless of what person possesses the same), and a copy of all agreements and instruments to which the Acquired Fund is a party. The Trust shall have instructed its service contractors to provide the Company upon request with access to and copies of all documents belonging to the Acquired Fund.

(i) The Trust shall have, and the President or any Vice President of the Trust shall have provided to the Company a certificate that the Trust has, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

(j) The Trust shall provide to the Company a certificate of its President or any Vice President dated the Effective Time of the Reorganization to the effect set forth in Article IX (a) and (c).

(k) The Trust (on behalf of the Acquired Fund) shall terminate its service agreements with each of Hillview Capital Advisors, LLC, PFPC Inc., PFPC Trust Company and PFPC Distributors, Inc. by the Effective Time of the Reorganization, and each party shall have received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

X. The Trust's Conditions.

      The obligations of the Trust hereunder with respect to the Acquired Fund shall be subject to the following conditions precedent:

(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by both: (i) the Board of Directors of the Company; and (ii) the shareholders of the Acquired Fund in the manner required by law.

(b) The Company shall have duly executed and delivered to the Trust an assumption of liabilities certificate and other instruments as the Trust may deem necessary or desirable dated as of the Effective Time of the Reorganization pursuant to which the Acquiring Fund will assume all of the Liabilities in connection with the transactions contemplated by this Agreement.

(c) All representations and warranties of the Company made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial condition of the Acquiring Fund other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

(d) The Trust shall have received an opinion of Greenberg Traurig, LLP, in form reasonably satisfactory to the Trust and dated the Effective Time of the Reorganization, substantially to the effect that:

(i) the Company is a Maryland corporation which was duly organized and is validly existing and in good standing under the laws of the State of Maryland;

(ii) the Shares are duly authorized and, upon delivery to the Acquired Fund following receipt by the Acquiring Fund of the Assets of the Acquired Fund as provided in the Agreement, will be validly issued, fully paid and non-assessable, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof;

(iii) the Agreement has been duly authorized, executed and delivered by the Company and represents the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Acquiring Fund and its assets;

(iv) the execution and delivery of the Agreement by the Company did not, and the performance by the Company of its obligations under the Agreement will not, violate the Articles of Incorporation or By-Laws of the Company, or any material agreement known to such counsel to which the Company is a party or to which the Acquiring Fund is bound;

(v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Trust.

(e) The Trust shall have received an opinion of Greenberg Traurig, LLP, addressed to the Company and the Trust, in form reasonably satisfactory to them and dated the Effective Time of the Reorganization, with respect to the matters specified in Article IX(e).

(f) No stop order shall have been instituted, or, to the knowledge of the Company, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

(g) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(h) The Company shall have, and the President or any Vice President of the Company shall have provided to the Trust a certificate that the Company has, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

(i) The Company shall have provided to the Trust a certificate of its President or any Vice President dated the Effective Time of the Reorganization to the effect set forth in Article X(a)(i) and (c).

XI. Tax Documents.

      The Trust shall deliver to the Company at the Effective Time of the Reorganization confirmations or other adequate evidence as to the adjusted tax basis of the Assets delivered to the Acquiring Fund in accordance with the terms of this Agreement.

XII.  Finder's Fees.

      Each party represents and warrants to each of the other parties hereto that there is no person who is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

XIII. Announcements.

      Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the parties shall agree; provided, that nothing herein shall prevent any party upon notice to the other parties from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

XIV.  Further Assurances.

      Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

XV. Termination of Representations and Warranties.

      The representations and warranties of the parties set forth in this Agreement shall terminate upon the delivery of the Assets to the Acquiring Fund and the issuance of the Shares of the Acquiring Fund at the Effective Time of the Reorganization.

XVI. Termination of Agreement.

16.01. This Agreement may be terminated at any time at or prior to the Effective Time of the Reorganization by an authorized officer of the Trust or of the Company, as provided below:

(a) By the Company if any of the conditions set forth in Article IX are not satisfied as specified in said Article;

(b) By the Trust if any of the conditions set forth in Article X are not satisfied as specified in said Article; or

(c) By the mutual consent of the Company and the Trust.

16.02. If the Company or the Trust terminates this Agreement because one or more of the conditions precedent have not been fulfilled, or if this Agreement is terminated by mutual consent of the Company and the Trust, this Agreement will become null and void without any liability of either party to the other; provided, however, that if such termination is by the Company pursuant to
Article XVI, Section 16.01(a) as a result of a breach by the Trust of any of its representations, warranties or covenants in this Agreement, or such termination is by the Trust pursuant to Article XVI, Section 16.01(b) as a result of a breach by the Company of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect the non-breaching party's right to damages on account of such other party's breach.

XVII. Amendment and Waiver.

      At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Acquired Fund, (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors or Trustees, as the case may be, or their respective Presidents or any Vice Presidents, and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

XVIII.     Governing Law.

      This Agreement and the transaction contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Maryland, without giving effect to the conflicts of law principles otherwise applicable therein.

XIX.  Successors and Assigns.

      This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

XX.   Beneficiaries.

      Except as stated herein, nothing contained in this Agreement shall be deemed to create rights in or eliminate liabilities of persons not parties hereto, other than the successors and permitted assigns of the parties.

XXI. Limitation of Liability.

21.01. Each party specifically acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and that no other portfolio of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein. In addition, each party specifically acknowledges and agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Acquired Fund, nor from the Trustees or any individual Trustee of the Trust.

21.02. Each party specifically acknowledges and agrees that all obligations of the Company under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Company under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other portfolio of the Company shall be liable with respect to this Agreement or in connection with the transactions contemplated herein. In addition, each party specifically acknowledges and agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Acquiring Fund, nor from the Directors or any individual Directors of the Company.

XXII. Expenses.

      Real Estate Management Services Group, LLC shall pay all expenses incurred by the Company and the Trust in connection with this Agreement and the transactions contemplated hereby, including without limitation, all legal, accounting, printing, mailing, proxy and shareholder solicitation expenses, as well as any expenses incurred by the Board of Trustees of the Trust in evaluating the transactions contemplated by this Agreement and the future direction of the Trust, but excluding expenses customarily incurred in connection with regular meetings of the Board of Trustees of the Trust that would have been held in the absence of the transactions contemplated by this Agreement.

XXIII.     Entire Agreement.

      This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

XXIV. Counterparts.

      This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

XXV.  Notices.

      All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

      If to the Company:

      John Pasco, III
      Chairman of the Board and Chief Executive Officer
      8730 Stony Point Parkway, Suite 205
      Richmond, Virginia  23235
      Telecopier Number: (804) ___-____

      With a copy to:

      Steven M. Felsenstein, Esq.
      Greenberg Traurig, LLP
      2700 Two Commerce Square
      2001 Market Street
      Philadelphia, Pennsylvania 19103

      Telecopier Number:  (215) 988-7801

      If to the Trust:

      [Insert]

      Telecopier Number:  (___) ___-____

      With a copy to:

      [Insert]

      Telecopier Number: (___) ___-____

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

      ATTEST:                       THE WORLD FUNDS, INC.


      ---------------------------   -----------------------------
      Name:                         Name:
      Title:                        Title:


      ATTEST:                       HILLVIEW INVESTMENT TRUST II




      ---------------------------   -----------------------------
      Name:                         Name:
      Title:                        Title:



      Real Estate Management Services Group, LLC joins in this Agreement with respect to, and agrees to be bound by, Article XXII.

      ATTEST:                       REAL ESTATE MANAGEMENT SERVICES GROUP, LLC



      ---------------------------   -----------------------------
      Name:                         Name:
      Title:                        Title:

                          HILLVIEW INVESTMENT TRUST II
                                  (the "Trust")

                   REMS Real Estate Value - Opportunity Fund

                  Proxy for a Special Meeting of Shareholders

                                November 17, 2005

The undersigned hereby constitutes and appoints and , or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the REMS Real Estate Value
- Opportunity Fund (the "Hillview Fund") to be held at the offices of the Trust, 700 The Times Building, Suburban Square, Ardmore, Pennsylvania 19003, on the 17th day of November, 2005 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated September ___, 2005.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

      1. To approve an Agreement and Plan of Reorganization (the "Plan of Reorganization") providing for: (a) the transfer of all of the assets and liabilities of the Hillview Fund to the REMS Real Estate Value - Opportunity Fund (the "World Fund"), a corresponding series of The World Funds, Inc., another open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in exchange for shares of the World Fund; and (b) the distribution of such shares of the World Fund to the shareholders of the Hillview Fund in connection with its liquidation.

           FOR_____          AGAINST_____            ABSTAIN_____


To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL NO. 1 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL NO. 1, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.






_____________________________  _____________________________  __________________
SIGNATURE                      SIGNATURE (JOINT OWNER)        DATE


PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.